UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: July 28, 2014
(Date of earliest event reported)

DARDEN RESTAURANTS, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 1-13666

Florida	59-3305930
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1000 Darden Center Drive, Orlando, Florida 32837
(Address of principal executive offices, including zip code)

(407) 245-4000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 28, 2014, Darden Restaurants, Inc. (the “Company”) announced that Clarence Otis Jr. is stepping down as the Chairman of the Board and Chief Executive Officer of the Company. Mr. Otis agreed to continue serving as Chief Executive Officer of the Company until the earlier of the appointment of his successor or December 31, 2014. Mr. Otis will remain a Director of the Company, but will not stand for election as a Director of the Company at the 2014 Annual Meeting of Shareholders (“Annual Meeting”). Darden’s Board has initiated a search to identify Mr. Otis’s successor as CEO.

In connection with Mr. Otis’s resignation, the Company announced that the Board appointed the Company’s current Independent Lead Director, Charles A. Ledsinger, Jr., as Independent Non-Executive Chairman of the Board, effective immediately. Upon the appointment of Mr. Ledsinger as Independent Non-Executive Chairman of the Board, the Board will no longer maintain a separate position of Lead Director. The Company also announced that it has amended its corporate governance policies to provide for the separation of the Chairman and Chief Executive Officer roles.

On July 28, 2014, David Hughes, a member of the Board of Directors of the Company, informed the Board that he has decided not to stand for re-election at the Annual Meeting. Mr. Hughes will continue to serve as a Director until the Annual Meeting. Mr. Hughes is currently a member of the Audit Committee and the Nominating and Governance Committee and will continue to serve on such committees until the Annual Meeting. Mr. Hughes advised the Board that his decision to not stand for re-election did not involve any disagreement with the Company and that he remains highly supportive of the Company and the management team.

Copies of the press releases announcing the above described Board and Executive changes and a press release with respect to the Board’s nominations for the 2014 Annual Meeting of Shareholders are filed as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Information About Forward-Looking Statements
Forward-looking statements in this communication that are not historical facts, including without limitation statements concerning our future economic performance, plans or objectives and expectations regarding the sale of Red Lobster, benefits to Darden and its shareholders from such sale and related matters, are made under the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. Any forward-looking statements speak only as of the date on which such statements are made, and we undertake no obligation to update such statements to reflect events or circumstances arising after such date except as required by law. We wish to caution investors not to place undue reliance on any such forward-looking statements. By their nature, forward-looking statements involve risks and uncertainties that could cause actual results to materially differ from those anticipated in the statements. The most significant of these uncertainties are described in Darden's Form 10-K, Form 10-Q and Form 8-K reports (including all amendments to those reports). These risks and uncertainties include the ability to achieve Darden’s strategic plan to enhance shareholder value including realizing the expected benefits from the sale of Red Lobster, the outcome of any legal proceeding that may be instituted against Darden relating to the sale of Red Lobster, actions of activist investors and the cost and disruption of responding to those actions, including any proxy contest for the election of directors at our annual meeting, food safety and food-borne illness concerns, litigation, unfavorable publicity, risks relating to public policy changes and federal, state and local regulation of our business including health care reform, labor and insurance costs, technology failures, failure to execute a business continuity plan following a disaster, health concerns including virus outbreaks, intense competition, failure to drive sales growth, our plans to expand our smaller brands Bahama Breeze, Seasons 52 and Eddie V's, a lack of suitable new restaurant locations, higher-than-anticipated costs to open, close, relocate or remodel restaurants, a failure to execute innovative marketing tactics and increased advertising and marketing costs, a failure to develop and recruit effective leaders, a failure to address cost pressures, shortages or interruptions in the delivery of food and other products, adverse weather conditions and natural disasters, volatility in the market value of derivatives, economic factors specific to the restaurant industry and general macroeconomic factors including unemployment and interest rates, disruptions in the financial markets, risks of doing business with franchisees and vendors in foreign markets, failure to protect our service marks or other intellectual property, impairment in the carrying value of our goodwill or other intangible assets, a failure of our internal controls over financial reporting, or changes in accounting standards, an inability or failure to manage the accelerated impact of social media and other factors and uncertainties discussed from time to time in reports filed by Darden with the Securities and Exchange Commission.

Important Additional Information
The Company, its directors and certain of its executive officers are participants in the solicitation of proxies from the Company’s stockholders. The Company intends to file a preliminary proxy statement and proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with any such solicitations of proxies from the Company’s stockholders. Information regarding the names and interests of such participants in the Company’s proxy solicitation is set forth in the Company’s revocation solicitation statement, filed with the SEC on April 1, 2014 and will also be included in the applicable proxy statement. These documents are available free of charge at the SEC’s website at www.sec.gov.

The Company will be mailing a definitive proxy statement and proxy card to the stockholders entitled to vote at the applicable meeting. WE URGE INVESTORS TO READ ANY PROXY STATEMENT (INCLUDING ANY SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY MAY FILE WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders will be able to obtain, free of charge, copies of any proxy statement and any other documents filed by the Company with the SEC in connection with the possible proxy solicitations at the SEC’s website at www.sec.gov. In addition, copies will also be available at no charge at the Investors section of the Company’s website at http://investor.darden.com/investors/investor-relations/default.aspx.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description
99.1	News release, dated July 28, 2014, entitled “Darden Announces Leadership Succession Plan”
99.2	News release, dated July 28, 2014, entitled “Darden Board to Nominate Nine of 12 Director Candidates for Election at 2014 Annual Meeting of Shareholders”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARDEN RESTAURANTS, INC.

	By:	/s/ Teresa M. Sebastian
Teresa M. Sebastian
Date: July 28, 2014		Senior Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	News release, dated July 28, 2014, entitled “Darden Announces Leadership Succession Plan”
99.2	News release, dated July 28, 2014, entitled “Darden Board to Nominate Nine of 12 Director Candidates for Election at 2014 Annual Meeting of Shareholders”